AMENDMENT No. 2

    AMENDMENT No. 2 dated as of October 30, 1993 ("this Amendment No. 2"), between WESTERN PUBLISHING GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the
"Company"); each of the banks listed on the signature pages hereto (individually, a "Bank" and, collectively, the "Banks"); FLEET BANK, a New York bank, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"); and THE BANK OF NEW YORK, a New York bank, as co-agent for the Banks (in such capacity, together with its successors in such capacity, the "Co-Agent").

    The Company, the Banks, the Agent and the Co-Agent are parties to a Credit Agreement dated as of November 12, 1992 (as heretofore amended and in effect on the date hereof, the "Credit Agreement"), which provides, subject to the terms and conditions thereof, for extensions of credit
(by making of loans and issuing letters of credit) by the Banks to the Company in an aggregate principal or face amount not exceeding $200,000,000. The Company, the Banks, the Agent and the Co-Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

    Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement that are used herein shall have the same meanings herein as are ascribed to such terms in the Credit Agreement.

    Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

    A. The definition of Applicable Margin appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "Applicable Margin" shall mean, with respect to Eurodollar Loans during any fiscal quarter of the Company, a rate per annum equal to (i)
  0.75% if the Interest Coverage Ratio for the then most recently ended Fiscal Period of the Company shall be greater than or equal to 3.00 to 1, or (ii) 1.00% if the Interest Coverage Ratio for the then most recently ended Fiscal Period of the Company shall be less than 3.00 to 1 and greater than or equal to 2.25 to 1, or (iii) 1.25% if the Interest Coverage Ratio for the then most recently ended Fiscal Period of the Company shall be less than 2.25 to 1 and greater than or equal to 1.50 to 1, or (iv) 1.50% if the Interest Coverage Ratio for the then most recently ended Fiscal Period of the Company shall be less than 1.50 to
  1. As used herein, "Fiscal Period" shall mean (i) the fiscal quarter of the Company ending on or about October 30, 1993, (ii) the period of two consecutive fiscal quarters of the Company ending on or about January
  29, 1994, (iii) the period of three consecutive fiscal quarters of the Company ending on or about April 30, 1994, (iv) the period of four consecutive fiscal quarters of the Company ending on or about July 30, 1994 and (v) each subsequent period of four consecutive fiscal quarters of the Company. During any period after the commencement of a fiscal quarter but prior to the delivery of the certificate of a senior financial officer of the Company which is to accompany the financial statements delivered pursuant to Section 8.01(a) or (b) (as the case may be) with respect to the immediately preceding fiscal quarter
  (any such period being hereinafter called a "Gap Period"), interest on each Eurodollar Loan shall be paid at the Eurodollar Rate plus the Applicable Margin as in effect at the end of such immediately preceding fiscal quarter. If such certificate of a senior financial officer of the Company, when delivered to the Agent, demonstrates an Interest Coverage Ratio requiring a change in the Applicable Margin, such change shall be retroactive to the beginning of such Gap Period. If such change in the Applicable Margin results in additional amounts of interest being payable by the Company, such amounts shall be immediately due and payable. If such change in the Applicable Margin results in an overpayment of interest by the Company, each Bank shall promptly return (through the Agent) to the Company the amount of overpayment paid to such Bank. The Applicable Margin shall be increased by 0.50% per annum above the margins specified above for the period (if any) from February 1, 1994 until the date on which (i) the Company's Subsidiary, Western Publishing Company, Inc., a Delaware corporation, issues a guarantee of all of the Company's obligations to the Banks, the Agent and the Co-Agent hereunder, in substantially the form set forth as Exhibit B to Amendment No. 2 to this Credit Agreement and (ii) the Company shall have pledged for the ratable benefit of the Banks and the holders (the "Holders") of the Company's 7.65% Debentures due 2002 (the "Debentures"), all of the issued and outstanding capital stock of Western Publishing Company, Inc. The pledge of the stock of Western Publishing Company, Inc. shall be to a Person reasonably acceptable to the Agent, the Holders of not less than a majority in aggregate principal amount of the outstanding Debentures (the "Majority Holders") and the Trustee for the Debentures.

    B. The definition of Commitment Termination Date appearing in Section
1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  "Commttment Termination Date" shall mean the last Business Day of May,
  1995.

    C. The definition of Interest Coverage Ratio appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  "Interest Coverage Ratio" shall mean, for any period, the ratio of (a) Cash Flow for such period to (b) Interest Expense for such period.

    D. Section 2.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

  Notwithstanding the foregoing, during the period from and including December 13, 1993 through and including the date of delivery by the Company of its financial statements in respect of the fiscal quarter ending on or about July 31, 1994 (as required by Section 8.01(a) hereof) and delivery of the quarterly compliance certificate of a senior financial officer of the Company required by Section 8.01 hereof and demonstrating compliance by the Company with the financial covenants for which calculations are to be set forth therein, the aggregate principal amount of all Loans hereunder together with the aggregate face amount of all Letter of Credit Liabilities shall not exceed $145,000,000 during the portion of such period on or prior to December 27, 1993 and shall not exceed $140,000,000 during the portion of such period on or after December 28, 1993.

    E. Section 2.04 of the Credit Agreement is hereby amended by redesignating subsection (c) thereof as subsection (d) and by adding a new subsection (c) reading as follows:

  (c) Without affecting Section 8.05 in any way, concurrently with the making of any Disposition by the Company or any of its Subsidiaries, the Company shall prepay the principal of the Loans hereunder, and the Commitments shall be reduced, in an aggregate principal amount equal to 50% of the amount of the net cash proceeds (net of expenses reasonably incurred in connection therewith and taxes paid or payable in connection therewith) actually received by the Company or such Subsidiary from such Disposition. As used herein, "Disposition" shall mean, with respect to any Person, any sale, assignment, transfer or other disposition by such Person of any tangible or intangible assets (but excluding any inventory or Permitted Investments or other assets sold or disposed of in the ordinary course of business according to ordinary terms and any obsolete or worn-out assets), whether now owned or hereafter acquired.

    F. Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  2.05 Commitment Fee. The Company shall pay to the Agent for account of each Bank a commitment fee on the daily average unused amount of such Bank's Commitment (for which purpose the aggregate amount of any Letter of Credit Liabilities shall be deemed to be a pro rata (based on the Commitments) use of each Bank's Commitment), for the period from and including the date of this Agreement to but not including the earlier of the date such Commitment is terminated and the Commitment Termination Date, at a rate per annum equal, for each day during such period, to:
  (i) 0.25% if the Interest Coverage Ratio for the then most recently ended Fiscal Period shall be greater than or equal to 2.25 to 1, or (ii) 0.375% if the Interest Coverage Ratio for the then most recently ended Fiscal Period shall be less than 2.25 to 1. During any period after the commencement of a fiscal quarter but prior to the delivery of the certificate of a senior financial officer of the Company which is to accompany the financial statements delivered pursuant to Section 8.01(a) or (b) (as the case may be) with respect to the immediately preceding fiscal quarter (any such period being hereinafter called a "Gap Period"), commitment fees shall be paid at the rate as in effect at the end of the immediately preceding fiscal quarter. If such certificate of a senior financial officer of the Company, when delivered to the Agent, demonstrates an Interest Coverage Ratio requiring a change in the applicable rate of commitment fee, such change shall be retroactive to the beginning of such Gap Period. If such change in the applicable rate of commitment fee results in additional amounts of commitment fee being payable by the Company, such amounts shall be immediately due and payable. If such change in the applicable rate of commitment fee results in an overpayment of commitment fee by the Company, each Bank shall promptly return (through the Agent) to the Company the amount of overpayment paid to such Bank. Accrued commitment fee shall be payable in arrears on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Commitment Termination Date.

    G. Subsection (d) of Section 8.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

  (d) the Company may convey, sell, lease, transfer or otherwise dispose of any business (whether maintained as a Subsidiary or division) to which is attributable at the time of such conveyance, sale, lease, transfer or other disposition less than 10% of the consolidated assets of the Company and its Consolidated Subsidiaries and to which is attributable less than 10% of the consolidated earnings of the Company and its Consolidated Subsidiaries, determined before taking into account Interest Expense and income taxes for the most recent twelve-month period.

    H. Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  8.10 Leverage Ratio. The Company shall not permit the Leverage Ratio to exceed 2.50 to 1 as at the end of the third fiscal quarter of any fiscal year of the Company, and shall not permit the Leverage Ratio to exceed
  2.00 to 1 as at the end of any first, second or fourth fiscal quarter of any fiscal year of the Company (being the fiscal quarters ending on or about the last day of the months of April, July or January, respectively).

    1. Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  8.12 Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio for the fiscal quarter of the Company ending on or about October 30, 1993 to be less than 1.90 to 1. The Company will not permit the Interest Coverage Ratio for the period of two consecutive fiscal quarters of the Company ending on or about January 29, 1994 to be less than 0.60 to 1. The Company will not permit the Interest Coverage Ratio for the period of three consecutive fiscal quarters of the Company ending on or about April 30, 1994 to be less than 0.60 to 1. The Company will not permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Company set forth below to be less than the ratio set forth below opposite such period of four consecutive fiscal quarters:

      Period of Four Consecutive
      Fiscal Quarters ending on or about                          Ratio
      ----------------------------------                         -------

             July 30, 1994                                        0.85 to 1

             October 30, 1994                                     1.75 to 1
             January 31, 1995                                     2.50 to 1
             April 30, 1995 and each fiscal quarter thereafter    3.00 to 1

    J. The Credit Agreement is hereby amended by adding a new Section 8.17 reading as follows:

  8.17 Clean-Down. The Company will not permit the aggregate principal amount of Loans outstanding hereunder to exceed $115,000,000 for a period of thirty consecutive days during the first fiscal quarter of each fiscal year of the Company (beginning with the fiscal year commencing on or about January 31, 1994) and thereafter until delivery by the Company of the compliance certificate required by Section 8.01 hereof in respect of the financial statements for the preceding fiscal year.

    K. The Credit Agreement is hereby amended by adding a new Section 8.18 reading as follows:

  8.18 Cash Flow. The Company will not permit its Cash Flow for any fiscal quarter of the Company set forth below to be less than the amount set forth below opposite such fiscal quarter:

    Fiscal Quarter ending on or about                           Amount
    ----------------------------------                       -----------

              October 30, 1993                               $ 8,700,000
              January 29, 1994                               ($5,100,000)
              April 30, 1994                                 $ 3,000,000
              July 30, 1994                                  $ 6,900,000
              October 30, 1994                               $25,000,000
              January 31, 1995                               $16,000,000

    L. Section 9 of the Credit Agreement shall be amended by redesignating clause (j) thereof as clause (k) and by inserting a new clause (j) reading as follows:

  (j) Any Person (including any "person" as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), other than Richard A. Bernstein and/or any affiliates of Mr. Bernstein, shall acquire direct or indirect beneficial ownership of securities representing more than 50% of the total number of votes which may be cast in the election of directors of the Company by all stockholders entitled to vote in such election; or

    Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete in all material respects on the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) as if made on and as of the date hereof and as if each reference in said
Section 7 to "this Agreement" included reference to the Credit Agreement as amended by this Amendment No. 2.


     Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

     A. This Amendment No. 2 shall have been executed and delivered by the Company and by the Majority Banks.

     B. Western Publishing Company, Inc., a Delaware corporation ("Western"), shall have executed and delivered to the Agent (in a sufficient number of counterparts for each of the Banks) a guarantee (the "Western Guarantee") in substantially the form of Exhibit A hereto.

     C. The Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

    (1) Corporate Documents. The following documents, each certified as indicated below:

        (a) if the certificate of incorporation of the Company or Western, as applicable, has been amended since the date of the certification thereto delivered pursuant to Section 6.01 of the Credit Agreement, a copy of such certificate, as amended, of each of the Company and Western;

        (b) a certificate of the Secretary or an Assistant Secretary of each of the Company and Western, dated as of a recent date and certifying (i) that attached thereto is a true and complete copy of the by-laws of such Person as in effect on the date of such certificate or that the by-laws of such Person have not been amended since the date of the certification thereto delivered pursuant to Section 6.01 of the Credit Agreement, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Person authorizing the execution, delivery and performance of this Amendment No. 2 and the Credit Agreement as amended hereby and the extensions of credit under the Credit Agreement as amended hereby and, in the case of Western, the Western Guarantee, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (iii) that the certificate of incorporation of such Person has not been amended since the date of the certification thereto furnished pursuant to clause (a) above or Section 6.01 of the Credit Agreement, as the case may be, and
     (iv) as to the incumbency and specimen signature of each officer of such Person executing this Amendment No. 2 and each other document to be delivered by such Person from time to time in connection with the Credit Agreement as amended hereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from such Person); and

       (c) a certificate of another officer of each of the Company and Western as to the incumbency and specimen signature of the Secretary or such Assistant Secretary of such Person.

    (2) Opinion of Counsel to the Company and Western. An opinion of Shea & Gould, counsel to the Company and Western, as to the legal, valid and binding nature of the obligations of the Company and Western, as the case may be, under this Amendment No. 2, the Credit Agreement, as amended hereby, and the Western Guarantee and covering such other matters as the Agent or its special New York counsel may reasonably request.

   (3) Other Documents. Such other documents as the Agent or any Bank or special New York counsel to the Banks may reasonably request.

    Section 5. Amendment Fees. In connection with the amendments to the Credit Agreement effected hereby, the Company agrees to pay, on the date hereof, to the Agent for the pro rata account of each Bank executing this Amendment No. 2, an amendment fee in an aggregate amount equal to $350,000. The Company further agrees to pay to the Agent for the account of each Bank an additional fee equal to 0.25% of the amount of increase in the available portion of such Bank's Commitment when the aggregate amount of Loans together with the aggregate amount of Letter of Credit Liabilities can be up to (but not in excess of) $200,000,000, such additional fee to be payable on the effective date of such increase.

    Section 6. Expenses. Without limiting its obligations under Section
11.03 of the Credit Agreement, the Company agrees to pay, promptly following demand, all reasonable out-of-pocket costs and expenses of the Agent (including the reasonable fees and disbursements of Whitman Breed Abbott & Morgan, New York counsel to the Agent and the Banks) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2.

    Section 7. Additional Agreement. The Company agrees to use its best efforts to obtain the consent of the Majority Holders to the pledge of the capital stock of Western Publishing Company, Inc. and the guarantee by Western Publishing Company, Inc., each as described in clauses (i) and (ii) of the last sentence of the definition of "Applicable Margin"
(as amended hereby), on or before March 31, 1994. The Company further agrees that any breach of the agreement set forth in the preceding sentence shall constitute an Event of Default for all purposes of the Credit Agreement. In connection with employing its best efforts as required by this Section 7, the Company shall not be required to pay any unreasonable amendment or other fees (other than out-of-pocket costs and expenses, including reasonable legal fees and disbursements) to the Agent, the Banks or the Holders of the Debentures.

    Section 8. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State on New York, without reference to its principles of conflicts of law.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

                                       WESTERN PUBLISHING GROUP, INC.


                                       By /s/ Stuart Turner
                                          ---------------------
                                          Title: Treasurer


                                       FLEET BANK

                                       By /s/ Peter C. Hall
                                          ---------------------
                                          Title: Vice President


                                       THE BANK OF NEW YORK

                                       By /s/ Howard F. Bascom, Jr.
                                          -------------------------
                                          Title: Vice President


                                       CREDIT LYONNAIS
                                       NEW YORK BRANCH

                                       By /s/ Mark A. Campellone
                                          -----------------------
                                          Title: Vice President

                                       By /s/ S. Burdick
                                          ---------------------
                                          Title: Vice President


                                       THE DAIWA BANK, LTD.

                                       By /s/ James H. Broadley
                                          ---------------------
                                          Title: Vice President

                                       By /s/ Brian M. Smith
                                          ---------------------
                                          Title: Senior Vice President


                                       MELLON BANK, N.A.

                                       By /s/ Martin T. Hanning
                                          ---------------------
                                          Title: Vice President


                                       NATIONAL WESTMINSTER BANK USA

                                       By /s/ Janet Pickering
                                          ---------------------
                                          Title: Senior Vice President



                                       STANDARD CHARTERED BANK

                                       By /s/ Gerard Lob
                                          ---------------------
                                          Title: Vice President

                                       By /s/ Bruce H. Wehlau
                                          ---------------------
                                          Title: Senior Vice President


                                       NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION

                                       By
                                          ---------------------
                                          Title:


                                       THE FIRST NATIONAL BANK OF BOSTON

                                       By /s/ Mary M. Barcus
                                          ---------------------
                                          Title:


                                       FLEET BANK, as Agent

                                       By /s/ Peter C. Hall
                                          ---------------------
                                          Title: Vice President


                                       THE BANK OF NEW YORK, as Co-Agent

                                       By /s/ Howard F. Bascom, Jr.
                                          -------------------------
                                          Title: Vice President